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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): November 29, 2005
                                                  (November 22, 2005)

                              CONCORD CAMERA CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



       New Jersey                                         13-3152196
-------------------------------                   -----------------------------
(State or other jurisdiction                           (I.R.S. Employer
 of incorporation)                                   Identification Number)

                                    0-17038
                            ------------------------
                            (Commission File Number)


   4000 Hollywood Boulevard, 6th Floor North Tower, Hollywood, Florida 33021
   -------------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (954) 331-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

SERP AMENDMENTS

On November 28, 2005, Concord Camera Corp. (the "Company") entered into amendments to the supplemental executive retirement plans and agreements (each, a "SERP" and collectively, the "SERPs") between the Company and each of executive officers Ira B. Lampert, Keith L. Lampert, Gerald J. Angeli, Harlan I. Press, Alan Schutzman and Urs W. Stampfli. The amendments modified each SERP in response to new Section 409A ("Section 409A") of the Internal Revenue Code of 1986, as amended, that affects non-qualified deferred compensation plans such as the SERPs.

The amendments addressed two types of deferred compensation governed by the
SERPs: amounts deferred and vested on or before December 31, 2004 that are not subject to Section 409A ("Grandfathered Amounts") and amounts deferred on or before December 31, 2004 but not vested on such date that are subject to Section 409A ("409A Amounts"). The amendments addressing Grandfathered Amounts terminated each SERP as to all Grandfathered Amounts and provided that such Grandfathered Amounts will be disbursed during calendar year 2005, except that the SERP between the Company and Ira B. Lampert was amended to permit Mr. Lampert, on or before November 30, 2005, to make an immediately effective election to withdraw his Grandfathered Amounts on January 3, 2006. The amendments addressing 409A Amounts permitted a SERP participant to elect, prior to December 31, 2005, to terminate his participation in his respective SERP as to all or a portion of the 409A Amounts, provided that all such vested 409A Amounts will be disbursed on or before December 31, 2005 or if not earned and vested on such date, during the calendar year in which such 409A Amounts will be earned and vested.

The descriptions set forth in this current report of the terms and conditions of the amendments to the SERPs are qualified in their entirety by reference to the full text of such amendments, each of which is filed as an exhibit hereto and incorporated by reference herein.

ADDITIONAL INFORMATION

The information contained in this current report should be read in conjunction with the information regarding the SERPs and deferred compensation set forth in
Item 11, Executive Compensation of the Company's Annual Report on Form 10-K for the fiscal year ended July 2, 2005 under the caption, "Executive Employment Contracts, Termination of Employment and Change in Control Arrangements." The Form 10-K is available on the Company's website at www.concord-camera.com and the website of the Securities and Exchange Commission at www.sec.gov.


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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

(c) Appointment of Principal Officer

On November 22, 2005, the Compensation and Stock Option Committee of the Company's Board of Directors appointed Gerald J. Angeli to the newly created position of Senior Vice President, Director of Operations.

Mr. Angeli, 53, joined the Company in April 2000 as Vice President, DMS Product Supply. From March 2001 until his appointment as Senior Vice President, Director of Operations, he served as the Company's Vice President of Worldwide Engineering and Technology. In addition, from March to August 2004, Mr. Angeli served as a Co-Managing Director of Concord Camera HK Limited and became its sole Managing Director in August 2004. From July 1997 to April 2000, Mr. Angeli was Vice President, Global Manufacturing and Products Supply for NCR Corporation's Systemedia Group, where he was responsible for manufacturing, customer service, distribution and logistics. Prior to that, Mr. Angeli was employed by Eastman Kodak Company for 20 years in various capacities, most recently as Manager of Worldwide Manufacturing and Supply Chain and Vice President, Consumer Imaging.

As of January 1, 2003, the Company and Mr. Angeli entered into an amendment to Mr. Angeli's initial employment agreement, dated as of April 17, 2000, that provides for an annual base salary of $200,000 and automatic annual renewals of Mr. Angeli's employment with the Company unless earlier terminated (i) by the Company at any time without notice for "cause" (as defined therein) or (ii) for any reason or no reason by either party with three months' written notice to the other party. The employment agreement prohibits Mr. Angeli from competing with the Company for one year following the termination of his employment with the Company. As consideration for the non-competition covenant set forth in the agreement, Mr. Angeli is entitled to receive up to twelve months' base salary, payable in accordance with the Company's normal payroll schedule.

Mr. Angeli's employment agreement, the four amendments thereto and the confidentiality, non-hire/non-solicitation and non-competition covenants (revised February 12, 2001) between the Company and Mr. Angeli are attached to this report as Exhibits 10.11, 10.12, 10.13, 10.14, 10.15 and 10.16,
respectively, and incorporated herein by reference. The descriptions set forth in this current report of the terms and conditions of Mr. Angeli's employment with the Company are qualified in their entirety by reference to the full text of the employment agreement and the amendments.



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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit           Description
No.               of Exhibit
--------          -----------
10.1 Amendment No. 2 to Amended and Restated Supplemental Executive Retirement Plan and Agreement for Ira B. Lampert dated as of November 28, 2005

10.2 Amendment No. 3 to Amended and Restated Supplemental Executive Retirement Plan and Agreement for Ira B. Lampert dated as of November 28, 2005

10.3 Amendment No. 1 to Amended and Restated Supplemental Executive Retirement Plan and Agreement for Keith L. Lampert dated as of November 28, 2005

10.4 Amendment No. 2 to Amended and Restated Supplemental Executive Retirement Plan and Agreement for Keith L. Lampert dated as of November 28, 2005

10.5 Amendment No. 2 to Supplemental Executive Retirement Plan and Agreement for Gerald J. Angeli dated as of November 28, 2005

10.6 Amendment No. 3 to Supplemental Executive Retirement Plan and Agreement for Gerald J. Angeli dated as of November 28, 2005

10.7 Amendment No. 3 to Supplemental Executive Retirement Plan and Agreement for Harlan I. Press dated as of November 28, 2005

10.8 Amendment No. 1 to Supplemental Executive Retirement Plan and Agreement for Alan Schutzman dated as of November 28, 2005

10.9 Amendment No. 4 to Amended and Restated Supplemental Executive Retirement Plan and Agreement for Urs W. Stampfli dated as of November 28, 2005

10.10 Amendment No. 5 to Amended and Restated Supplemental Executive Retirement Plan and Agreement for Urs W. Stampfli dated as of November 28, 2005

10.11 Gerald J. Angeli Terms of Employment with Concord Camera Corp. as of April 17, 2000

10.12 Amendment to Terms of Employment of Gerald J. Angeli with Concord Camera Corp. dated as of June 11, 2001

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10.13     Amendment No. 2 to Terms of Employment of Gerald J. Angeli with
          Concord Camera Corp. dated as of August 12, 2002

10.14 Amendment No. 3 to Terms of Employment of Gerald J. Angeli with Concord Camera Corp. dated as of January 1, 2003

10.15 Amendment No. 4 to Terms of Employment of Gerald J. Angeli with Concord Camera Corp. dated as of March 22, 2004 (without Exhibit A thereto, "Concord Camera Corp. Executive Management Tax Equalization Policy" which is incorporated by reference to the Company's Annual Report on Form 10-K for the year ended June 29, 2002 and without Exhibit B thereto, "Concord Camera Corp. Code of Conduct," which is posted on the Company's website, www.concord-camera.com)

10.16 Confidentiality/Intellectual Property Restrictions and Non-Compete (Rev. February 12, 2001)







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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           CONCORD CAMERA CORP.


Date:  November 29, 2005                   By:    /s/ Alan Schutzman
                                              ---------------------------------
                                               Alan Schutzman,
                                               Senior Vice President, General
                                                   Counsel and Secretary








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